UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2016

CONDUENT INCORPORATED

(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 Mount Airy Road, Suite 100

Basking Ridge, New Jersey

07920

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 758-1200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Other Events.

On December 5, 2016 Registrant held its Investor Conference in New York City. Attached as Exhibit 99.1 to this Report is a copy of Registrant’s press release dated December 5, 2016 regarding the Investor Conference and attached as Exhibit 99.2 is a copy of Registrant’s investor presentation dated December 5, 2016 prepared for the Investor Conference. The press release was issued prior to commencement of the Investor Conference.

The information contained in Item 7.01 of this Report and in Exhibit 99.1 and Exhibit 99.2 to this Report shall not be deemed “filed” with the Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Exhibit 99.2 to this Report contains certain financial measures that are considered “non-GAAP financial measures” as defined in the SEC rules. Exhibit 99.2 to this Report also contains the reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles, as well as the reasons why Registrant’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding Registrant’s results of operations and, to the extent material, a statement disclosing any other additional purposes for which Registrant’s management uses the non-GAAP financial measures.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Registrant’s investor event press release dated December 5, 2016

99.2	Registrant’s investor presentation dated December 5, 2016

Forward Looking Statements

This report contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the business process outsourcing industry and our business and financial results. Forward-looking statements often include words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf. Important factors that could cause our actual results to differ materially from those in our forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, among others: competitive pressures; changes in interest in outsourced business process services; our ability to obtain adequate pricing for our services and to improve our cost structure; the effects of any acquisitions, joint ventures and divestitures by us; our ability to attract and retain key employees; our ability to attract and retain necessary technical personnel and qualified subcontractors; a decline in revenues from or a loss or failure of significant clients; our ability to estimate the scope of work or the costs of performance in our contracts; the failure to comply with laws relating to individually identifiable information and personal health information and laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; our ability to deliver on our contractual obligations properly and on time; our ability to renew commercial and government contracts awarded through competitive bidding processes; increases in the cost of telephone and data services or significant interruptions in such services; changes in tax and other laws and regulations; increased volatility or decreased liquidity in the capital markets, including any limitation on our ability to access the capital markets for debt securities, refinance our outstanding indebtedness or obtain bank financing on acceptable terms; the impact of terrorist acts, hostilities, natural disasters (including extreme weather) and pandemic viruses; changes in foreign exchange rates; our lack of an operating history as an independent publicly traded company; changes in U.S. GAAP or other applicable accounting policies; the other risks and uncertainties detailed in the section titled “Risk Factors”, the section titled “Legal Proceedings”, our financial statements and the accompanying notes thereto, and the other sections of our Registration Statement on Form 10, as amended, and the section titled “Risk Factors” the section titled “Management’s Discussion and Analysis of Financial Condition”, our financial statements and the accompanying notes thereto, and the other sections of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. Any forward-looking statements made by us in this current report speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONDUENT INCORPORATED

	By:	/s/ J. Michael Peffer
J. Michael Peffer
Date: December 5, 2016		Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s investor event press release dated December 5, 2016

99.2	Registrant’s investor presentation dated December 5, 2016

5